Exhibit 10.3
Indemnification Agreement
This Indemnification Agreement (this “Agreement”) is made and entered into this _____ day of ____________, 20__, by and between Butterfly Network, Inc., a Delaware corporation (the “Company”), and ____________ ____________ (“Indemnitee”).
Recitals
Whereas, qualified persons are reluctant to serve corporations as directors, officers or otherwise unless they are provided with adequate indemnification and insurance against claims arising out of their service to and activities on behalf of the corporations; and
Whereas, the Company has determined that attracting and retaining such persons is in the best interests of the Company’s stockholders and that it is reasonable, prudent and necessary for the Company to indemnify such persons to the fullest extent permitted by applicable law and to provide reasonable assurance regarding insurance;

Now, therefore, the Company and Indemnitee hereby agree as follows:
1.Defined Terms; Construction.
(a)Defined Terms. As used in this Agreement, the following terms shall have the following meanings:
“Board” means the board of directors of the Company.
“Change in Control” means, and shall be deemed to have occurred if, on or after the date of this Agreement,
(i)any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) other than (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries acting in such capacity, or (B) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 25% of the total voting power represented by the Company’s then outstanding Voting Securities (other than any Qualified Stockholder as defined in the Company’s Second Amended and Restated Certificate of Incorporation),
(ii)during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new director whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof,

(iii)the consummation of a merger or consolidation of the Company with any other corporation other than a merger or consolidation that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 50% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or
(iv)the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of related transactions) all or substantially all of its assets.
“Corporate Status” means the status of a person who is or was a director (or a member of any committee of the Board), officer, employee or agent (including without limitation a manager of a limited liability company) of the Company or any of its subsidiaries, or of any predecessor thereof, or is or was serving at the request of the Company as a director (or a member of any committee of a board of directors), officer, employee or agent (including without limitation a manager of a limited liability company) of another entity, or of any predecessor thereof, including service with respect to an employee benefit plan.
“Determination” means a determination that either (x) there is a reasonable basis for the conclusion that indemnification of Indemnitee is proper in the circumstances because Indemnitee met a particular standard of conduct (a “Favorable Determination”), or (y) there is no reasonable basis for the conclusion that indemnification of Indemnitee is proper in the circumstances because Indemnitee met a particular standard of conduct (an “Adverse Determination”). An Adverse Determination shall include the decision that a Determination was required in connection with indemnification and the decision as to whether Indemnitee met the applicable standard of conduct.
“DGCL” means the General Corporation Law of the State of Delaware, as amended from time to time.
“Expenses” means all attorneys’ fees and expenses, retainers, court, arbitration and mediation costs, transcript costs, fees and expenses of experts, witness and public relations consultants bonds and fees, costs of collecting and producing documents, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, appealing or otherwise participating in a Proceeding or responding to, or objecting to, a request to provide discovery in any Proceeding. Expenses also shall include (i) Expenses incurred in connection with any appeal resulting from any Proceeding, including without limitation the premium, security for, and other costs relating to any costs bond, supersedes bond or other appeal bond or its equivalent, and (ii) for purposes of Section 3(b) only, Expenses incurred by Indemnitee in connection with the interpretation, enforcement or defense of Indemnitee’s rights under this Agreement, by litigation or otherwise. Expenses, however, shall not include amounts paid in settlement by Indemnitee or the amount of judgments or fines against Indemnitee.
“Losses” means any and all Expenses, damages, losses, liabilities, judgments, fines, penalties (whether civil, criminal or other), ERISA excise taxes, amounts paid or payable in settlement, including any interest, assessments, and all other charges paid or payable in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, be a witness or participate in, any Proceeding.
“Independent Legal Counsel” means an attorney or firm of attorneys competent to render an opinion under the applicable law, selected in accordance with the provisions of Section 5(e) hereof, who has not performed any services (other than services similar to those contemplated to be performed by Independent Legal Counsel under this Agreement) for the Company or any of its subsidiaries or for Indemnitee within the last three years.
“Proceeding” means a threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, including without limitation a claim, counterclaim, demand, discovery request, formal or informal investigation, inquiry, administrative hearing, arbitration or other form of alternative dispute resolution, including an appeal from any of the foregoing.
“Voting Securities” means any securities of the Company that vote generally in the election of directors.
(b)Construction. For purposes of this Agreement,
(i)References to the Company and any of its “subsidiaries” shall include any corporation, limited liability company, partnership, joint venture, trust or other entity or enterprise that before or after the date of this Agreement is party to a merger or consolidation with the Company or any such subsidiary or that is a successor to the Company as contemplated by Section 8(e) hereof (whether or not such successor has executed and delivered the written agreement contemplated by Section 8(e) hereof).
(ii)References to “fines” shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan.
(iii)References to a “witness” in connection with a Proceeding shall include any interviewee or person called upon to produce documents in connection with such Proceeding.
2.Agreement to Serve.
Indemnitee agrees to serve as a director or officer of the Company or one or more of its subsidiaries and in such other capacities as Indemnitee may serve at the request of the Company from time to time, and by its execution of this Agreement the Company confirms its request that Indemnitee serve as a director or officer and in such other capacities. Indemnitee shall be entitled to resign or otherwise terminate such service with immediate effect at any time, and neither such resignation or termination nor the length of such service shall affect Indemnitee’s rights under this Agreement. This Agreement shall not constitute an employment agreement, supersede any employment agreement to which Indemnitee is a party or create any right of Indemnitee to continued employment or appointment.
3.Indemnification.
(a)General Indemnification. Except as otherwise set forth in this Agreement, the Company agrees to indemnify and hold harmless Indemnitee, to the fullest extent permitted by applicable law in effect on the date hereof or as amended to increase the scope of permitted indemnification, against all Losses (including all interest and assessments and other charges in connection therewith) actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in connection with any Proceeding or part thereof in any way connected with, resulting from or relating to Indemnitee’s Corporate Status.
(b)Additional Indemnification Rights Regarding Enforcement Expenses. Without limiting the foregoing, in the event any Proceeding is initiated by Indemnitee, the Company, or any other person to enforce or interpret this Agreement or any rights of Indemnitee to indemnification or advancement of Expenses (or related obligations of Indemnitee) under the Company’s or any such subsidiary’s certificate of incorporation, bylaws, or other organizational agreement or instrument, any other agreement to which Indemnitee and the Company or any of its subsidiaries are party, the DGCL, any other applicable law, or any liability insurance policy, the Company shall indemnify Indemnitee against all Expenses actually and reasonably paid or incurred by Indemnitee or on Indemnitee’s behalf in connection with such Proceeding in proportion to the success achieved by Indemnitee in such Proceeding and the efforts required to obtain such success, as determined by the court presiding over such Proceeding. In the event that Indemnitee is ultimately determined not to be entitled to such indemnification or insurance recovery, as the case may be, then any and all amounts advanced under this Section 3(b) shall be repaid. Indemnitee shall be required to reimburse the Company in the event that a final judicial determination is made that such action brought by Indemnitee was frivolous or not made in good faith.
(c)Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for a portion of any Losses incurred by Indemnitee in respect of a Proceeding related to Indemnitee’s Corporate Status, but not for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for such portion.
(d)Nonexclusivity. The indemnification provided by this Agreement shall not be deemed exclusive of any rights to which Indemnitee may be entitled under the certificate of incorporation, bylaws or other organizational agreement or instrument of the Company or any of its subsidiaries, any other agreement, the DGCL, any other applicable law or any liability insurance policy.
(e)Exceptions. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated under this Agreement to indemnify Indemnitee in connection with any Proceeding (or any part of any Proceeding):
(i)For Expenses or Losses incurred in connection with Proceedings initiated or brought voluntarily by Indemnitee and not by way of defense, counterclaim or crossclaim, except (x) as contemplated by Section 3(b) hereof (unless a court of competent jurisdiction determines that each of the material assertions made by Indemnitee in such proceeding was not made in good faith or was frivolous), (y) in specific cases if the Board has approved the initiation or bringing of such Proceeding, and (z) as may be required by law.

(ii)For an accounting or disgorgement of profits arising from the purchase and sale by Indemnitee of securities of the Company in violation of Section 16(b) of the Exchange Act, or any similar provisions of any federal, state or local law.
(iii)For any reimbursement to the Company by Indemnitee of any bonus or other incentive-based or equity-based compensation previously received by Indemnitee, or payment of any profits realized by Indemnitee from the sale of securities of the Company, as required in each case under the Exchange Act (including any such reimbursements that arise from an accounting restatement of the Company pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) in connection with an accounting restatement of the Company or under any clawback policy adopted by the Company to comply with Rule 10D-1 under the Exchange Act and applicable stock exchange listing requirements, or the payment to the Company of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 306 of the Sarbanes-Oxley Act).
(iv)On account of Indemnitee’s conduct that is established by a final, non-appealable judgment of a court of competent jurisdiction as knowingly fraudulent, deliberately dishonest or constituting willful misconduct.
(v)For which payment is actually made to or on behalf of Indemnitee under any statute, a valid and collectible insurance policy or under a valid and enforceable indemnity clause, bylaw or agreement, except in respect of any excess beyond payment actually received by Indemnitee under such statute, insurance, clause, bylaw or agreement.
(vi)If and to the extent indemnification is prohibited by applicable law.
(f)Subrogation. In the event of payment to Indemnitee under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute such documents and do such acts as the Company may reasonably request to secure such rights and to enable the Company effectively to bring suit to enforce such rights.
4.Advancement of Expenses.
    The Company shall pay all Expenses actually and reasonably paid or incurred by Indemnitee in connection with any Proceeding in any way connected with, resulting from or relating to Indemnitee’s Corporate Status, other than a Proceeding initiated by Indemnitee for which the Company would not be obligated to indemnify Indemnitee pursuant to Section 3(e)(i) hereof, in advance of the final disposition (in accordance with Section 5(c) hereof) of such Proceeding and without regard to whether Indemnitee will ultimately be entitled to be indemnified for such Expenses and without regard to whether an Adverse Determination has been made, except as contemplated by the last sentence of Section 5(f) hereof. The right to advances under this Section 4 shall in all events continue until final disposition of any Proceeding, including any appeal therein. Advances shall be made without regard to Indemnitee’s ability to repay the Expenses and without regard to Indemnitee’s ultimate entitlement to indemnification under the other provisions of this Agreement. Indemnitee shall qualify for advances upon the execution and delivery to the Company of this Agreement, and Indemnitee shall repay such amounts advanced only if and to the extent that it shall ultimately be determined in a decision by a court of competent jurisdiction from which no appeal can be taken that Indemnitee is not entitled to be indemnified by the Company for such Expenses. The right to advancement described in this Section 4 is vested. Such repayment obligation shall be unsecured and shall not bear interest.
5.Indemnification Procedure.
(a)Notice of Proceeding; Cooperation. Indemnitee shall give the Company notice in writing as soon as practicable, and in any event, no later than 30 days after Indemnitee becomes aware, of any Proceeding for which indemnification will or could be sought under this Agreement, provided that any failure or delay in giving such notice shall not relieve the Company of its obligations under this Agreement unless and to the extent that the Company’s ability to participate in the defense of such claim was materially and adversely affected by such failure.
(b)Defense of Claims. The Company shall be entitled to participate in the defense in any Proceeding relating to Indemnitee’s Corporate Status at its own expense and, except as otherwise provided below, to the extent the Company so wishes, it may assume the defense thereof with counsel reasonably satisfactory to Indemnitee. After notice from the Company to Indemnitee of its election to assume the defense in any such Proceeding, the Company shall not be liable to Indemnitee under this Agreement or otherwise for any Expenses subsequently directly incurred by Indemnitee in connection with Indemnitee’s defense in such Proceeding other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ its own legal counsel in such Proceeding, but all Expenses related to such counsel incurred after notice from the Company of its assumption of the defense shall be at Indemnitee’s own expense; provided, however, that if (i) Indemnitee’s employment of its own legal counsel has been authorized by the Company, (ii) Indemnitee has reasonably determined that there may be a conflict of interest between Indemnitee and the Company in the defense in such Proceeding, (iii) after a Change in Control, Indemnitee’s employment of its own counsel has been approved by the Independent Legal Counsel or (iv) the Company shall not in fact have employed counsel to assume the defense in such Proceeding, then Indemnitee shall be entitled to retain its own separate counsel (but not more than one law firm plus, if applicable, local counsel in respect of any such Proceeding) and all Expenses related to such separate counsel shall be borne by the Company.
(c)Settlement. The Company shall not, without the prior written consent of Indemnitee, which consent may be withheld in Indemnitee’s sole discretion, effect any settlement of any Proceeding against Indemnitee or which could have been brought against Indemnitee unless such settlement solely involves the payment of money by persons other than Indemnitee. The Company shall not be liable to Indemnitee under this Agreement for any amounts paid in settlement of any threatened or pending Proceeding against Indemnitee if such settlement is effected by Indemnitee without the Company’s prior written consent, which consent shall not be unreasonably withheld.
(d)Request for Payment. To obtain indemnification payments or advances under this Agreement, Indemnitee shall submit to the Company a written request therefor, together with such invoices or other supporting information as may be reasonably requested by the Company and reasonably available to Indemnitee. Subject to a Determination pursuant to Section 5(e), the Company shall make any indemnification payments to Indemnitee required hereunder.

(e)Determination. The Company intends that Indemnitee shall be indemnified to the fullest extent permitted by law as provided in Section 3 hereof and that no Determination shall be required in connection with such indemnification. In no event shall a Determination be required either in connection with advancement of Expenses pursuant to Section 4 hereof or in connection with indemnification for Expenses incurred as a witness or incurred in connection with any Proceeding or portion thereof with respect to which Indemnitee has been successful on the merits or otherwise. Any decision that a Determination is required by law in connection with any other claim for indemnification by Indemnitee, and any such Determination, shall be made within 30 days after receipt of Indemnitee’s written request for indemnification, as follows:
(i)If no Change in Control has occurred, (w) by a majority vote of the directors of the Company who are not parties to such Proceeding, even though less than a quorum, with the advice of Independent Legal Counsel, or (x) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, with the advice of Independent Legal Counsel, or (y) if there are no such directors, or if such directors so direct, by Independent Legal Counsel in a written opinion to the Company and Indemnitee, or (z) by the stockholders of the Company.
(ii)If a Change in Control has occurred, by Independent Legal Counsel in a written opinion to the Company and Indemnitee.
The Company shall pay all Expenses incurred by Indemnitee in connection with a Determination to the extent permitted by applicable law.
(f)Independent Legal Counsel. If no Change in Control has occurred, Independent Legal Counsel shall be selected by the Board and approved by Indemnitee, which approval shall not be unreasonably withheld or delayed. If a Change in Control has occurred, Independent Legal Counsel shall be selected by Indemnitee and approved by the Company, which approval shall not be unreasonably withheld or delayed. The Company shall pay the fees and expenses of Independent Legal Counsel and indemnify Independent Legal Counsel against any and all expenses (including attorneys’ fees), claims, liabilities and damages arising out of or relating to its engagement pursuant to this Agreement.
(g)Consequences of Determination; Remedies of Indemnitee. The Company shall be bound by and shall have no right to challenge a Favorable Determination. If an Adverse Determination is made, or if for any other reason the Company does not make timely indemnification payments or advances of Expenses, Indemnitee shall have the right to commence a Proceeding before a court of competent jurisdiction to challenge such Adverse Determination and/or to require the Company to make such payments or advances. Indemnitee shall be entitled to be indemnified for all Expenses incurred in connection with such a Proceeding in accordance with Section 3(b) hereof and to have such Expenses advanced by the Company in accordance with Section 4 hereof. If Indemnitee fails to timely challenge an Adverse Determination, or if Indemnitee challenges an Adverse Determination and such Adverse Determination has been upheld by a final judgment of a court of competent jurisdiction from which no appeal can be taken, then, to the extent and only to the extent required by such Adverse Determination or final judgment, the Company shall not be obligated to indemnify or advance Expenses to Indemnitee under this Agreement.
(h)Presumptions; Burden and Standard of Proof. In connection with any Determination, or any review of any Determination, by any person, including a court:

(i)It shall be a presumption that a Determination is not required.
(ii)It shall be a presumption that Indemnitee has met the applicable standard of conduct and that indemnification of Indemnitee is proper in the circumstances.
(iii)The burden of proof shall be on the Company to overcome the presumptions set forth in the preceding clauses (i) and (ii), and each such presumption shall only be overcome if the Company establishes that there is no reasonable basis to support it.
(iv)The termination of any Proceeding by judgment, order, finding, settlement (whether with or without court approval) or conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that indemnification is not proper or that Indemnitee did not meet the applicable standard of conduct, that the Proceeding was not successful on the merits or otherwise or that a court has determined that indemnification is not permitted by this Agreement or otherwise.
(v)Neither the failure of any person or persons to have made a Determination nor an Adverse Determination by any person or persons shall be a defense to Indemnitee’s claim or create a presumption that Indemnitee did not meet the applicable standard of conduct, and any Proceeding commenced by Indemnitee pursuant to Section 5(f) hereof shall be de novo with respect to all determinations of fact and law.
6.Directors and Officers Liability Insurance.
(a)Maintenance of Insurance. For the duration of Indemnitee’s service as a director or officer of the Company, as applicable, and thereafter for so long as Indemnitee shall be subject to any pending Proceeding relating to Indemnitee’s Corporate Status, the Company shall use commercially reasonable efforts (taking into account the scope and amount of coverage available relative to the cost thereof) to continue to maintain in effect policies of directors’ and officers’ liability insurance providing coverage that is at least substantially comparable in scope and amount to that provided by the Company’s current policies of directors’ and officers’ liability insurance. So long as the Company or any of its subsidiaries maintains liability insurance for any directors, officers, employees or agents of any such person, the Company shall ensure that Indemnitee is covered by such insurance in such a manner as to provide Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company’s and its subsidiaries’ then current directors and officers.
(b)Notice to Insurers. Upon receipt of notice of a Proceeding pursuant to Section 5(a) hereof, the Company shall give or cause to be given prompt notice of such Proceeding to all insurers providing liability insurance in accordance with the procedures set forth in all applicable or potentially applicable policies. The Company shall thereafter take all necessary action to cause such insurers to pay all amounts payable in accordance with the terms of such policies.
7.No Duplication of Payments.
The Company shall not be liable under this Agreement to make any payment to Indemnitee in respect of any Losses to the extent Indemnitee has otherwise received payment under any insurance policy, the certificate of incorporation, bylaws or other organizational agreement or instrument of the Company or any of its subsidiaries, any other agreement, the DGCL, or any other applicable law or otherwise of the amounts otherwise indemnifiable by the Company hereunder.
8.Miscellaneous.
(a)Duration. All agreements and obligations of the Company contained herein shall continue during the period that Indemnitee is a director or officer of the Company (or is serving at the request of the Company as a director, officer, employee, member, trustee or agent of another entity) and shall continue thereafter (i) so long as Indemnitee may be subject to any Proceeding relating to Indemnitee’s Corporate Status (including any rights of appeal thereto) and (ii) throughout the pendency of any Proceeding (including any rights of appeal thereto) commenced by Indemnitee to enforce or interpret his or her rights under this Agreement, even if, in either case, he or she may have ceased to serve in such capacity at the time of any such Proceeding.
(b)Non-Circumvention. The Company shall not seek or agree to any order of any court or other governmental authority that would prohibit or otherwise interfere, and shall not take or fail to take any other action if such action or failure would reasonably be expected to have the effect of prohibiting or otherwise interfering, with the performance of the Company’s indemnification, advancement or other obligations under this Agreement.
(c)Severability. If any section or part of this Agreement shall be adjudged invalid by a court of competent jurisdiction, the remainder of the Agreement shall not be affected thereby and shall remain in full force and effect.
(d)Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) on the date of delivery if delivered personally, or by electronic mail or facsimile, upon confirmation of receipt, (ii) on the first business day following the date of dispatch if delivered by a recognized next-day courier service or (iii) on the third business day following the date of mailing if delivered by domestic registered or certified mail, properly addressed, or on the fifth business day following the date of mailing if sent by airmail from a country outside of the United States of America, to Indemnitee at the address shown on the signature page of this Agreement, to the Company at the address shown on the signature page of this Agreement, or in either case as subsequently modified by written notice.
(e)Amendment and Termination; Waivers. No amendment, modification, termination or cancellation of this Agreement shall be effective unless it is in writing signed by all the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver.
(f)Successors and Assigns. This Agreement shall be binding upon the Company and its respective successors and assigns, including without limitation any acquiror of all or substantially all of the Company’s stock, assets or business, and any survivor of any merger or consolidation to which the Company is party, and shall inure to the benefit of and be enforceable by Indemnitee and Indemnitee’s estate, spouses, heirs, executors, personal or legal representatives, administrators and assigns. The Company shall require and cause any such successor, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement as if it were named as the Company herein, and the Company shall not permit any such purchase of assets or business, acquisition of securities or merger or consolidation to occur until such written agreement has been executed and delivered. No such assumption and agreement shall relieve the Company of any of its obligations hereunder, and this Agreement shall not otherwise be assignable by the Company. This Agreement is personal in nature and neither of the parties hereto shall, without the consent of the other, assign or delegate this Agreement or any rights or obligations. Without limiting the generality or effect of the foregoing, Indemnitee’s right to receive payments hereunder shall not be assignable, whether by pledge, creation of a security interest or otherwise, other than by a transfer by Indemnitee’s will or by estate law, and, in the event of any attempted assignment or transfer contrary to this Section 8(e), the Company shall have no liability to pay any amount so attempted to be assigned or transferred.
(g)Choice of Law; Consent to Jurisdiction. This Agreement shall be governed by and its provisions construed in accordance with the laws of the State of Delaware, as applied to contracts between Delaware residents entered into and to be performed entirely within Delaware, without regard to the conflict of law principles thereof. The Company and Indemnitee each hereby irrevocably consents to the jurisdiction of the courts of the State of Delaware for all purposes in connection with any Proceeding which arises out of or relates to this Agreement and agrees that any action instituted under this Agreement shall be brought only in the state courts of the State of Delaware.
(h)Integration and Entire Agreement. This Agreement sets forth the entire understanding between the parties hereto and supersedes and merges all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereof between the parties hereto, provided that the provisions hereof shall not supersede the provisions of the Company’s certificate of incorporation, bylaws or other organizational agreement or instrument, any other agreement, the DGCL or other applicable law, to the extent any such provisions shall be more favorable to Indemnitee than the provisions hereof.
(i)Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original.

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In Witness Whereof, the parties hereto have executed this Agreement as of the date first above written.
BUTTERFLY NETWORK, INC.

By:
Name:
Title:
Address:

INDEMNITEE
By:
Name: ____________ ____________
Title:
Address: